UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2020 (December 10, 2020)

TERRA TECH CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-54258	26-3062661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2040 Main Street, Suite 225

Irvine, California 92614

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (855) 447-6967

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 11, 2020, Terra Tech Corp. (the “Company”) entered into Independent Director Agreements (the “Director Agreements”) with each of Nicholas Kovacevich, Ira E. Ritter and Francis Knuettel II. Pursuant to the Director Agreements, among other things, the Company issued to each of Mr. Kovacevich, Mr. Ritter and Mr. Knuettel 150,000 restricted shares of the Company’s common stock, all of which vested on the date of appointment.

Also, on December 11, 2020, the Company entered into Director Indemnification Agreements (the “Indemnification Agreements”) with each of Mr. Kovacevich, Mr. Ritter and Mr. Knuettel. Pursuant to the Indemnification Agreements, among other things, the Company has agreed to hold harmless and indemnify each of Mr. Kovacevich, Mr. Ritter and Mr. Knuettel to the fullest extent permitted by law, including indemnification of expenses such as attorneys’ fees, judgments, penalties, fines and settlement amounts incurred by the director in any proceeding arising out of the person’s services as a director.

There is no material relationship between the Company or its affiliates and Mr. Kovacevich, Mr. Ritter or Mr. Knuettel other than in respect of the transactions contemplated by the Director Agreements and the Indemnification Agreements.

The foregoing description of the Director Agreements and the Indemnification Agreements are qualified in their entirety by reference to the full text of such documents, copies of which are filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6, respectively, to this Current Report on Form 8-K and which are incorporated by reference herein in their entirety.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 10, 2020, the Board of Directors of the Company appointed each of Mr. Kovacevich, Mr. Ritter and Mr. Knuettel to the Board of Directors. Mr. Kovacevich is the CEO of KushCo Holdings, Inc., a leading provider of ancillary products and services to businesses in the legal cannabis industry. Mr. Ritter co-founded Ritter Pharmaceuticals, Inc. (now Qualigen Therapeutics, Inc.) and served as Chief Strategic Officer and Executive Chairman from its 2004 inception through its sale in 2020. Mr. Knuettel is the Director of Capital and Advisory at Viridian Capital Advisors, a leading cannabis capital, M&A and strategic advisory firm.

The information disclosed in Item 1.01 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Independent Director Agreement between Terra Tech Corp. and Nicholas Kovacevich, dated December 11, 2020
10.2	Independent Director Agreement between Terra Tech Corp. and Ira E. Ritter, dated December 11, 2020
10.3	Independent Director Agreement between Terra Tech Corp. and Francis Knuettel II, dated December 11, 2020
10.4	Director Indemnification Agreement between Terra Tech Corp. and Nicholas Kovacevich, dated December 11, 2020
10.5	Director Indemnification Agreement between Terra Tech Corp. and Ira E. Ritter, dated December 11, 2020
10.6	Director Indemnification Agreement between Terra Tech Corp. and Francis Knuettel II, dated December 11, 2020

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRA TECH CORP.

Date: December 11, 2020	By:	/s/ Michael Nahass
Michael Nahass
President

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